Revenue	6 Months Ended
Dec. 31, 2015
Revenue
Revenue

Note 3 — Revenue

GSK Collaboration and Licensing Agreement

Revenue represents recognized income from the GSK Collaboration and License agreement, whereby GSK funds the development of, and has an option to obtain an exclusive license to, the Company’s NY-ESO SPEAR T-cells. In addition, GSK has the right to nominate four additional target peptides, excluding those where the Company has already initiated development of a SPEAR T-cell candidate. The Company received an upfront payment of $42.1 million (£25 million) in June 2014 and has achieved various development milestones resulting in milestone payments being received of $10.8 million and $7.2 million in the six months ended December 31, 2015 and the year ended June 30, 2015, respectively. The Company is entitled to further milestone payments based on the achievement of specified development and commercialization milestones by either the Company or GSK.

In addition to the development milestones, the Company is entitled to royalties from GSK on all GSK sales of TCR therapeutic products licensed under the agreement, varying between a mid-single-digit percentage and a low-double-digit percentage of net sales. No royalties have been received as at December 31, 2015. Sales milestones also apply once any TCR therapeutic covered by the GSK Collaboration and License Agreement is on the market.

The GSK Collaboration and License Agreement is effective until all payment obligations expire. The agreement can also be terminated on a collaboration program-by-collaboration program basis by GSK for lack of feasibility or inability to meet certain agreed requirements. Both parties have rights to terminate the agreement for material breach upon 60 days’ written notice or immediately upon insolvency of the other party. GSK has additional rights to terminate either the agreement or any specific license or collaboration program on provision of 60 days’ notice to us. The Company also has rights to terminate any license where GSK ceases development or withdraws any licensed TCR therapeutic in specified circumstances.

In February 2016, the terms of the GSK Collaboration and License Agreement were expanded to accelerate the development of the Company’s NY-ESO SPEAR T-cells towards pivotal trials in synovial sarcoma, as well as the exploration of development of NY-ESO SPEAR T-cells in myxoid round-cell liposarcoma. The amendment also provides the opportunity for up to eight combination studies using NY-ESO SPEAR T-cells and increases the potential development milestones that the Company is eligible to receive.  These development milestones will be allocated to the separate standalone deliverables within the arrangement once the milestone is achieved.

The revenue recognized to date relates to the upfront fee and development milestones payments received, which are being recognized in revenue over the period in which the Company is delivering services under the GSK Collaboration and License Agreement.  The Company recognized revenue of $8,979,000, $9,871,000, $825,000 and $nil in the six months ended December 31, 2015 and years ended June 30, 2015, 2014 and 2013, respectively.